ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2025
Accounts Payable and Accrued Liabilities, Noncurrent [Abstract]
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following (in thousands):

	As of December 31,
	2025	2024
Accounts Payable	$13,715	$8,688
Accrued Liabilities	17,933	14,409
Accrued Payroll and Related Liabilities	1,934	4,058
Sales Tax and Cannabis Taxes	2,388	3,973
Total Accounts Payable and Accrued Liabilities	$35,970	$31,128
The Company offers a customer loyalty rewards program that allows members to earn discounts on future purchases. Unused discounts earned by loyalty rewards program members are included in accrued liabilities and recorded as a sales discount at the time a qualifying purchase is made. The value of points accrued as of December 31, 2025 and 2024, was approximately $0.6 million and $0.4 million, respectively.